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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) - May 4, 2007

                                HEALTHSPORT, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-23100                  22-2649848
          --------                      -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              file number)            Identification No.)


                  7633 E 63rd Place, Suite 220, Tulsa, OK 74133
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (877) 570-4776
                                 --------------
                          Registrant's telephone number



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2:   FINANCIAL INFORMATION

ITEM 2.01:   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 4, 2007, HealthSport, Inc. ("HealthSport" or the "Company") completed the previously announced acquisition of InnoZen, Inc. ("InnoZen"). With the addition of InnoZen, HealthSport has now become a fully integrated developer, manufacturer and marketer of unique and proprietary branded and private label edible film strip nutritional supplement and over-the-counter drug products. Under the terms of the acquisition, HealthSport issued 18,250,000 shares of its restricted common stock in exchange for 100% of the issued and outstanding shares of InnoZen.

InnoZen is a preeminent formulator, developer and manufacturer of edible film strips that deliver drug actives through buccal (between the cheek and gum), lingual and sublingual absorption. InnoZen's proprietary edible film strip delivery technology is superior to any other competitive edible film strips currently on the market. InnoZen has five patents pending and has developed numerous proprietary processes that it incorporates in the development and manufacturing process of edible film strips.


SECTION 9:   FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01:   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - No financial statements are filed herewith. The Registrant shall file any required financial statements by amendment hereto not later than 71 days after the date that the Merger is consummated and the related initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information - Required pro forma financial information will be filed by amendment hereto not later than 71 days after the date that the Merger is consummated and the related initial report on Form 8-K must be filed.

(c)        Exhibits -

         99.1     HealthSport press release dated May 7, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        HEALTHSPORT, INC.



                                        BY /S/ Daniel J. Kelly
                                           -------------------------------------
                                        DANIEL J. KELLY, CHIEF EXECUTIVE OFFICER


DATE:   MAY 9, 2007